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MANAGED MUNICIPALS PORTFOLIO II INC.

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MANAGED MUNICIPALS PORTFOLIO II INC.
  ANNUAL REPORT August 31, 1993

[LOGO]

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- -The green cover has a golden picture of an eagle sitting on top of a shield with two warriors on either side.

MANAGED MUNICIPALS
PORTFOLIO II INC.

AUGUST 31, 1993


DEAR SHAREHOLDER:

	We are pleased to provide you with the Annual Report and portfolio of investments for Managed Municipals Portfolio II Inc. for the fiscal year ended August 31, 1993.

ECONOMIC AND POLITICAL OVERVIEW

	Our first year of operation has seen major economic and political changes. Politically, we have gone from the Bush Administration, through the electoral process, to the Clinton Presidency. It has led to a number of changes -- not the least of which is a large tax increase -- whose effects have yet to be felt, and an approaching health care legislation the ramifications of which are still unknown.

	The economy, in spite of all this uncertainty and change, has pushed into a moderate recovery; not great by historical standards but not bad. Our guess is that when most of the uncertainties have cleared up -- and if the health care package is not too onerous -- the economy will continue to do better.


INTEREST RATE AND TAX-EXEMPT MARKET REVIEW



Over the past year interest rates waived before the election, and then rallied to historic lows by the end of our fiscal year. The reasons for the rally were two-fold. Some felt that President Clinton's tax increase would weaken the economy, thereby dampening inflation, while others thought that a real deficit-reduction package would be passed which would cut the federal deficit by more than $500 billion. We think the economy will survive the tax increase quite nicely, but are more skeptical about the deficit number. If the economy begins to pick up momentum, then long rates in the United States have probably seen their lows for this cycle.


CONTINUED

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- ---------------------

	Within the context of interest rates, the municipal market continues to be for most investors the best after-tax alternative in the fixed income marketplace. The tax package makes municipals even more valuable than before as many investors will be hit with a significant rate increase. Currently, municipal yields are trading at 88% of long government bond yields which is the cheapest ratio of municipal-to-taxable bond yields in several years. This means that over the next year, regardless of market direction, municipals should outperform Treasuries on a comparative basis.



One of the main reasons tax-exempts have been so attractive is the record amount of new issues coming to market. Municipalities are doing what many homeowners are doing with high interest rate mortgages: they are issuing new, lower-rate debt to pay off the older, more expensive coupons. This process can continue as long as markets trade to lower rates. But if rates ever move back up, then all the new issue refunding deals will rapidly evaporate. When that occurs we'll see tax-exempts become much more defensive than taxable paper because the lower level of supply will not keep pace with the higher level of demand.


INVESTMENT STRATEGY

	Our investment goals are to provide you with a competitive level of tax-free income consistent with a prudent and conservative approach to credit quality, and preservation of capital based on a total-return philosophy of managing assets. Both goals -- income and capital preservation -- require very different disciplines, but they are compatible. The Portfolio's income stream is derived from coupon interest and nothing else; we attempt to get a solid level of income from a portfolio of primarily investment grade paper in order to minimize our exposure to credit risk. In our first year, this has led us to maintain our holdings of AA and AAA paper between 40% and 50% of the entire portfolio. Since the economy was fairly weak, we felt this put our exposure to soft economic conditions at a minimum.


The other goal of the Portfolio is preservation of capital or, as we consider it, managing interest rate risk. We do this by positioning the maturities of the Portfolio based on our outlook for interest rates. In broad terms, this means the average life of the fund is longer if we are constructive or optimistic, and shorter if we are more cautious. By moving in on the yield curve, our shorter average maturity (currently 21 years) should limit the volatility of our net asset value, which is a more prudent and conservative strategy than some of our competitors. By

	CONTINUED

- ------------------------------------					2 ----------
- --------------------------
combining the two strategies for tax-free income and preservation of capital, we can provide a solid, tax-free income stream within a prudent, conservative, interest rate framework.

OUTLOOK


The outlook for tax-free investment is extremely bright, especially within today's new tax structure. However, with the historic post-election rally in interest rates, we may very well have seen the bulk of the drop in long-term U.S. interest rates. We will continue to maintain a very high-grade portfolio and when opportunity presents itself we may very well invest a greater portion of the Portfolio in intermediate maturity bonds. This should allow us to continue to provide a consistent level of income, but with less fluctuations in net asset value. We believe this position will best serve the interests of our shareholders.


	We appreciate your support and interest during the Portfolio's first year of operations. We want to assure you that we remain committed and sensitive to your investment needs and financial goals, which we see as our primary responsibility. If you have any questions or comments concerning your investment in the Portfolio, please do not hesitate to contact either us or The Shareholder Services Group, Inc. at (800) 331-1710.

Sincerely,

Heath B. McLendon					Joseph P. Deane
CHAIRMAN OF THE BOARD				VICE PRESIDENT AND
INVESTMENT OFFICER


October 15, 1993


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UNAUDITED FINANCIAL DATA
PER SHARE OF COMMON STOCK

		NYSE		NET ASSET   DIVIDEND
CLOSING PRICE		VALUE	PAID
- -------------   ---------   --------
September 30, 1992*................			--				$12.00
		--
October 31, 1992...................				$11.375		11.64
	--
November 30, 1992..................				11.625		12.09
	--
December 31, 1992..................				11.375		12.25
	$0.060
January 31, 1993...................				11.625		12.40
	0.060
February 28, 1993..................				12.375		13.06
	0.060
March 31, 1993.....................				12.125		12.81
	0.061
April 30, 1993.....................				12.375		12.93
	0.061
May 31, 1993.......................				12.125		12.97
	0.061
June 30, 1993......................				12.375		13.16
	0.061
July 31, 1993......................				12.375		13.08
	0.061
August 31, 1993....................				12.625		13.37
	0.061

			DIVIDEND DATA** FOR THE PERIOD ENDED AUGUST 31, 1993*

EQUIVALENT TAXABLE DISTRIBUTION RATE
											------------
- -----------------PER SHARE				ANNUALIZED
	ASSUMING			ASSUMING
DIVIDEND			DISTRIBUTION		31% FEDERAL	36% FEDERAL
DISTRIBUTION				RATE			TAX BRACKET	TAX BRACKET
- ------------		------------		-----------	-----------
			$0.5460				5.45%				7.90%
	8.52%

- ------------
* The Portfolio commenced operations on September 24, 1992.
** Based on August 31, 1993 net asset value of $13.37 per share.


Each registered shareholder is considered a participant in the Portfolio's Dividend Reinvestment Plan, unless the shareholder elects to receive all dividends and distributions in cash, or unless the shareholder's shares are registered in the name of a broker, bank or nominee (other than Smith Barney Shearson Inc.) which does not provide the service. Questions and correspondence concerning the Dividend Reinvestment Plan should be directed to The Shareholder Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

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PORTFOLIO OF INVESTMENTS
AUGUST 31, 1993

KEY TO INSURANCE ABBREVIATIONS

AMBAC		--		American Municipal Bond Assurance Corporation
FGIC		--		Federal Guaranty Insurance Corporation
MBIA		--		Municipal Bond Investors Assurance

  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- ---------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.5%
ALASKA -- 5.6%
Alaska Industrial Development & Exploration, Series A:
$ 3,000,000   6.375% due 4/1/08					A
	A-	$  3,161,250 3,145,000   6.500% due 4/1/14
	A			A-		3,290,456 2,000,000   Valdez, Alaska,
Marine Term A,
(B.P. Pipelines),
5.800% due 8/1/25					A1			AA-	2,032,500
ARIZONA -- 1.3%
1,875,000   Arizona State, Power Authority
Resource Recovery, Hoover
Uprating, (MBIA Insured),
5.400% due 10/1/08					Aaa		AAA	1,919,531
CALIFORNIA -- 6.3%
2,230,000   Orange County, California,
Water District Authority,
Certificates of Participation,
5.500% due 8/15/10					Aa			AA
	2,238,363
3,555,000   Pleasanton, California, Joint
Powers Filing, Series A,
5.600% due 9/2/00					Baa1		NR	3,599,438
10,000,000   San Joaquin Hills, California,
Transportation Corridor Agency,
Toll Road Revenue, Senior Lien,
Zero Coupon due 1/1/20				NR			NR	1,587,500
1,850,000   Torrance, California, (Little
Company of Mary Hospital),
6.875% due 7/1/15					NR			A	2,048,875

SEE NOTES TO FINANCIAL STATEMENTS.

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PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
COLORADO -- 10.3%
$ 4,000,000   Colorado Springs, Colorado,
Airport Revenue, Series A,
7.000% due 1/1/22					NR			BBB	$  4,320,000
30,000,000   Dawson Ridge, Colorado,
Metropolitan District #1,
Zero Coupon due 10/1/22				Aaa		NR	4,800,000
6,250,000   Denver, Colorado, Airport
Revenue, Series C,
6.125% due 11/15/25					Baa1		BBB	6,289,063
CONNECTICUT -- 4.3%
6,000,000   Connecticut State, Resource
Recovery Project, City & County
Airport Revenue, (American Fuel
Company Project), Series A,
6.450% due 11/15/22					A2			A+
	6,450,000
FLORIDA -- 10.2%
4,000,000   Florida State Turnpike Authority
Revenue, Series A, (FGIC
Insured),
5.500% due 7/1/10					Aaa		AAA	4,070,000
2,055,000   Hillsborough County, Florida,
Aviation Revenue,
(Tampa International Airport),
(FGIC Insured),
5.375% due 10/1/08					Aaa		AAA	2,072,981
2,470,000   Hillsborough County, Florida,
Utilities Refunding Revenue,
(MBIA Insured),
5.400% due 8/1/11					Aaa		AAA	2,485,438
6,000,000   Tampa, Florida, Revenue Bonds,
(Aquarium Project),
7.750% due 5/1/27					NR			NR	6,697,500
HAWAII -- 1.4%
2,000,000   Honolulu, Hawaii, City &
County Refunding, Series B,
5.500% due 10/1/11					Aa			AA
	2,082,500

SEE NOTES TO
FINANCIAL STATEMENTS.

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PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
IOWA -- 1.1%
$ 1,500,000   Dawson City, Iowa, Industrial
Development Revenue,
(Cargill Inc. Project),
6.500% due 7/15/12					NR			AA-	$
1,633,125
MAINE -- 3.3%
5,000,000   Maine Municipal Bond Bank,
Refunding Revenue, Series A,
5.500% due 11/1/09					Aa			A+
	5,043,750
MASSACHUSETTS -- 1.4%
2,000,000   Commonwealth of Massachusetts,
Conservation Loan, Series D,
5.750% due 5/1/12					A			A	2,047,500
MICHIGAN -- 6.4%
5,600,000   Midland County, Michigan,
Economic Development
Corporation, Pollution
Control Revenue,
LTD Obligation, Series B,
9.500% due 7/23/09					NR			NR
	6,475,000
3,000,000   University of Michigan, Hospital
Revenue, Series A,
5.750% due 12/1/12					Aa			AA
	3,071,250
MONTANA -- 1.3%
2,000,000   Montana State Board
Investment Resources,
(Recovery Yellowstone Energy),
7.000% due 12/31/19					NR			NR
	2,020,000
NEVADA -- 3.4%
4,650,000   Clark County, Nevada, Industrial
Development Revenue,
(Southwest Gas Corporation),
7.500% due 9/1/32					Ba2	BBB-	5,138,250
NEW JERSEY -- 4.1%
4,000,000   New Jersey, Economic Development
Authority, Electric Energy
Facility Revenue, (Vineland
Cogeneration Project),
7.875% due 6/1/19					NR			NR	4,475,000

SEE NOTES TO
FINANCIAL STATEMENTS.

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PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
NEW JERSEY (CONTINUED)
$ 1,500,000   Union County, New Jersey,
Utilities Authority, Solid Waste
Revenue, Series A,
7.200% due 6/15/14					NR			A-	$
1,655,625
NEW YORK -- 4.6%
New York State Dormitory Authority Revenue:
1,880,000   (City University),
5.750% due 7/1/06					Baa1		BBB	1,929,350
5,000,000   (State University Educational
Facilities), Series A,
5.500% due 5/15/06					Baa1	BBB+	5,037,500
NORTH CAROLINA -- 2.4%
2,000,000   Charlotte, North Carolina,
Certificates of Participation,
(Convention Facilities Project),
Series C, (AMBAC Insured),
5.250% due 12/1/13					Aaa		AAA	1,972,500
1,500,000   Coastal Regional Solid Waste
Management Disposal Authority,
North Carolina, Solid Waste
Revenue,
6.500% due 6/1/08					A			BBB	1,610,625
OHIO -- 3.3%
1,000,000   Franklin County, Ohio, Tax &
Leasing Revenue, Convention
Facilities, (MBIA Insured),
5.850% due 12/1/19					Aaa		AAA	1,042,500
3,800,000   Montgomery County, Ohio, General
Obligation,
5.300% due 9/1/07					Aa			AA	3,880,750
OKLAHOMA -- 2.8%
4,000,000   Grand River Dam Authority,
Oklahoma, Refunding Revenue,
5.500% due 6/1/10					A			A-	4,125,000
PENNSYLVANIA -- 4.0%
6,000,000   Pennsylvania State, Certificates
of Participation,
5.250% due 7/1/11					Aaa		AAA	5,932,500

SEE NOTES TO
FINANCIAL STATEMENTS.

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PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
RHODE ISLAND -- 6.9%
$ 2,000,000   Rhode Island Depositors,
Economic Special Obligation,
Refunding, Series B, (MBIA
Insured),
5.250% due 8/1/21					Aaa		AAA	$  1,965,000
3,000,000   Rhode Island Housing &
Mortgage Finance Agency,
Home Ownership Revenue,
6.750% due 10/1/25					Aa			AA+
	3,195,000
5,250,000   Rhode Island State, Public
Buildings Authority,
(AMBAC Insured),
5.250% due 2/1/09					Aaa		AAA	5,217,188
SOUTH CAROLINA -- 4.3%
Myrtle Beach, South Carolina, (Myrtle Beach Convention
Center):
Certificates of Participation:
2,120,000   6.875% due 7/1/07					Baa1	BBB+	2,292,250
4,000,000   6.875% due 7/1/17					Baa1	BBB+	4,220,000
TEXAS -- 5.6%
5,000,000   Sam Rayburn, Texas, Municipal
Power Authority, Series A,
6.750% due 10/1/14					Baa1		BBB	5,356,250
3,000,000   Texas State, General Obligation,
Refunding, Series B,
5.500% due 10/1/10					Aa			Aa
	3,045,000
VIRGINIA -- 1.2%
500,000   University of Virginia, Series
B,
5.250% due 6/1/07					Aa			AA+	505,000
1,265,000   Virginia State, Resource
Authority, Solid Waste Disposal,
Series B,
5.500% due 5/1/06					NR			AA	1,296,623
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TOTAL MUNICIPAL BONDS AND NOTES
(COST $134,748,052)							143,327,931
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SEE NOTES TO FINANCIAL STATEMENTS.

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PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 3.5%
MICHIGAN -- 2.0%
$ 2,900,000   Detroit, Michigan, Tax
Increment Authority,
2.250% due 10/1/10++				NR			A-1	$  2,900,000
NEW YORK -- 1.1%
1,700,000   New York City, New York,
Adjustable Rate General
Obligation Bonds, Sub-Series
A-4,
2.450% due 8/1/21+					Vm1		A-1	1,700,000
WYOMING -- 0.4%
600,000   Sublette County, Wyoming,
Pollution Control Revenue,
2.500% due 7/1/17+					P-1	A-1+	600,000
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TOTAL SHORT-TERM TAX-EXEMPT INVESTMENTS
(COST $5,200,000)							5,200,000
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TOTAL INVESTMENTS
(COST $139,948,052*)					99.0%	148,527,931 OTHER ASSETS
AND
LIABILITIES (NET)						1.0		1,478,571
- ---------------------------------------------------------------------------NET
ASSETS							100.0%   $150,006,502
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* Aggregate cost for Federal tax purposes.
+ Variable rate municipal bonds and notes are payable upon not more than one business day's notice.
++ Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.

SEE NOTES TO FINANCIAL STATEMENTS.

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PORTFOLIO OF INVESTMENTS
AUGUST 31, 1993 (CONTINUED)

SUMMARY OF MUNICIPAL BONDS BY COMBINED RATINGS

(UNAUDITED)

STANDARD
&		PERCENT
		MOODY'S			POOR'S			OF VALUE
Aaa   or		AAA			21.2%
Aa				AA			18.9
A				A			19.9
Baa			BBB			25.7
NR				NR			14.3
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100.0%
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SEE NOTES TO FINANCIAL STATEMENTS.

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STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1993



- --------------------------------------------------------------------
ASSETS:
Investments, at value (Cost $139,948,052) (Note 1)
See accompanying schedule									$148,527,931
Cash															28,189
Interest receivable											2,162,649
- ---------------------------------------------------------------------------TOTAL ASSETS
										150,718,769
- ---------------------------------------------------------------------------LIABILITIES:
Dividends payable										$394,981
Investment advisory fee payable (Note 2)						88,382
Administration fee payable (Note 2)							25,252
Transfer agent fees payable (Note 2)							12,217
Custodian fees payable (Note 2)								7,000
Accrued expenses and other payables							184,435
- ---------------------------------------------------------------------------TOTAL LIABILITIES
											712,267
- ---------------------------------------------------------------------------NET ASSETS
									$150,006,502
- ---------------------------------------------------------------------------NET ASSETS consist of:
Undistributed net investment income							$		768,994
Accumulated net realized gain on investments sold					6,501,430
Unrealized appreciation of investments								8,579,879
Par value														11,217
Paid-in capital in excess of par value								134,144,982
- ---------------------------------------------------------------------------TOTAL NET ASSETS
									$150,006,502
- ---------------------------------------------------------------------------NET ASSET VALUE per share
($150,006,502  DIVIDED BY 11,216,668 shares of
common stock outstanding)								$13.37
- ----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

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- ------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 1993*

- -------------------------------------------------------------------INVESTMENT INCOME:
Interest															$
8,348,037
- ---------------------------------------------------------------------------EXPENSES:
Investment advisory fee (Note 2)					$925,705
Administration fee (Note 2)							264,487
Legal and audit fees									89,555
Directors' fees and expenses (Note 2)						41,649
Custodian fees (Note 2)									35,290
Transfer agent fees (Note 2)								28,966
Other												69,090
- ---------------------------------------------------------------------------TOTAL EXPENSES
											1,454,742
- ----------------------------------------------------------------------------

NET INVESTMENT INCOME									6,893,295
- ---------------------------------------------------------------------------REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS (Notes 1 and 3):
Net realized gain on investments sold during
the period											6,501,430
Net unrealized appreciation of investments
during the period									8,579,879
- ---------------------------------------------------------------------------NET REALIZED AND UNREALIZED
GAIN ON
  INVESTMENTS											15,081,309
- ---------------------------------------------------------------------------NET INCREASE IN NET ASSETS
RESULTING FROM
  OPERATIONS											$21,974,604
- ---------------------------------------------------------------------------
* The Portfolio commenced operations on September 24, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				13
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED AUGUST 31, 1993*

PERIOD ENDED 8/31/93*
   													    ---------------------
- ------------------------------------------------------Net investment income
				$  6,893,295
Net realized gain on investments sold during the period				6,501,430
Net unrealized appreciation of investments during the period			8,579,879
- ---------------------------------------------------------------------------Net increase in net assets
resulting from operations				21,974,604
Distributions to shareholders from net investment income			(6,124,301)
Net increase in net assets from Portfolio share transactions
  (Note 4)											134,500,008
Offering costs charged to paid-in capital (Note 4)				(443,817)
- ---------------------------------------------------------------------------Net increase in net assets
							149,906,494
NET ASSETS:
Beginning of period											100,008
- ---------------------------------------------------------------------------End of period (including undistributed net investment income
  of $768,994)										$150,006,502
- ---------------------------------------------------------------------------
* The Portfolio commenced operations on September 24, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				14
- ------------------------------------

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

PERIOD ENDED 8/31/93*
   													    ---------------------
- ------------------------------------------------------Operating performance:
Net asset value, beginning of period						$12.00
- ---------------------------------------------------------------------------Net investment income
								0.62
Net realized and unrealized gain on investments				1.34
- ---------------------------------------------------------------------------Net increase in net assets
resulting from operations			1.96
- ---------------------------------------------------------------------------Offering costs charged to
paid-in capital					(0.04)
Dividends from net investment income						(0.55)
- ---------------------------------------------------------------------------Net asset value, end of
period							$13.37
- ---------------------------------------------------------------------------Market value, end of period
								$12.625
- ---------------------------------------------------------------------------Total investment return**
							12.14%
- ---------------------------------------------------------------------------Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)						$149,970
Ratio of operating expenses to average net assets			1.10%+
Ratio of net investment income to average net assets		5.21%+
Portfolio turnover rate									163%
- ---------------------------------------------------------------------------
* The Portfolio commenced operations on September 24, 1992.
** Total return represents aggregate return based on market value for the period.
+ Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				15
- ------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993

1. SIGNIFICANT ACCOUNTING POLICIES.
Managed Municipals Portfolio II Inc. (the "Portfolio") was organized as a corporation under the laws of the State of Maryland on July 23, 1992 and is registered with the Securities and Exchange Commission as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The policies descri by the Portfolio in the preparation of its financial statements i accounting principles.

   PORTFOLIO VALUATION: Investments are valued by The Boston Company Advisors, Inc. ("Boston Advisors")
after consultation with an independent pricing service (the "Service") approved by the P
Board of Directors. When, in the judgment of the Service, quoted bid prices for investments available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices.
Investments for which, in the judgment of the Service, no readily obtainable market quotations are available, are carried at fair value as determined by the Service, based on methods that include consideration of: yields or prices of Municipal
Obligations of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. The Service may use electronic data processing techniques and/or a matrix system to determine valuations.
Short-term investments that mature in fewer than 60 days are valued at amortized cost.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
 Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 It is the policy of the Portfolio to make monthly distributions of substantially all its net investment income to shareholders. Net realized capital gains, if any, will be distributed to shareholders at least once a year. In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Portfolio may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to make any other distributions as are necessary to avoid the application of this tax.
To the extent that net realized capital gains can be offset by capital losses and loss

- ------------------------------------					16 ----------------------------------
- --

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993 (CONTINUED)


carryforwards, it is the policy of the Portfolio not to distribute such gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio as a whole.


   FEDERAL INCOME TAXES: It is the policy of the Portfolio to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND
 OTHER RELATED PARTY TRANSACTIONS.

Prior to July 31, 1993, the Portfolio had entered into an investment advisory agreement (the "Advisory Agreement") with Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers") on behalf of Shearson Lehman Advisors, a member of the Asset Management Group of Shearson Lehman Brothers.
Under the Advisory Agreement, the Portfolio pays a monthly fee at the annual rate of 0.70% of the value of its average daily net assets.



As of the close of business on July 30, 1993, Primerica Corporation ("Primerica") and Smith Barney, Harris Upham & Co.
Incorporated completed the acquisition of substantially all of the domestic retail brokerage and asset management businesses of Shearson Lehman
Brothers and Smith Barney, Harris Upham & Co.
Incorporated was renamed Smith Barney Shearson Inc.
("Smith Barney Shearson").



As of the close of business on July 30, 1993, Greenwich Street Advisors, a division of Mutual Management Corp., which is controlled by Smith Barney Shearson Holdings Inc.
("Holdings"), succeeded Shearson Lehman Advisors as the Portfolio's investment adviser. Holdings is a wholly owned subsidiary of Primerica.
The new investment advisory agreement with Greenwich Street
Advisors contains terms and conditions substantially similar to the investment advisory agreement with the predecessor investment adviser and provides for payment of fees at the same rate as was paid to such predecessor investment adviser.


The Portfolio has entered into an administration agreement (the
"Administration Agreement") with Boston Advisors, an indirect wholly owned


- -----------------------------------------				17
- -------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993 (CONTINUED)


subsidiary of Mellon Bank Corporation ("Mellon").
Under the Administration Agreement, the Fund pays a monthly fee at the annual rate of 0.20% of the value of its average daily net assets. Prior to the close of business on May 21, 1993, Boston Advisors served as sub-investment adviser and administrator to the Fund and received fees equal to the current rate for its services.


   No officer, director, or employee of Smith Barney Shearson, Boston Advisors or of any parent or subsidiary of those corporations receives any compensation from the Portfolio for serving as a Director or officer of the Portfolio. The Portfolio pays each Director, who is not an officer, director or employee of Smith Barney Shearson, Boston Advisors or any of their affiliates, $5,000 per annum plus
$500 per meeting attended and reimburses each such Director for travel and out-of-pocket expenses.


Boston Safe Deposit and Trust Company, an indirect wholly owned subsidiary of Mellon, serves as the Portfolio's custodian.
The Shareholder Services Group, Inc., a subsidiary of
First Data Corporation, serves as the Portfolio's transfer agent.


3. SECURITIES TRANSACTIONS.
For the period ended August 31, 1993, cost of purchases and proceeds from sales of investment securities
(excluding short-term investments) aggregated $342,354,531 and $214,362,611, respectively.

   At August 31, 1993, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost amounted to $8,579,879.

4. PORTFOLIO SHARES.
At August 31, 1993, 500 million shares of common stock, with a par value of $.001 per share were authorized.

   Common stock transactions were as follows:

PERIOD ENDED 8/31/93*
- -------------------------------------------------------------------
												SHARES			AMOUNT
- ------------------------------------INITIAL PUBLIC OFFERING - 9/25/92)
		10,500,000		$126,000,000
SUBSEQUENT OFFERING - (10/7/92)							708,334
	8,500,008
- ------------------------------------------TOTAL INCREASE
			11,208,334		$134,500,008+
- -------------------------------------------------------------------
* The Portfolio commenced operations on September 25, 1992.
+ Before offering costs charged to paid-in capital of $443,817.

- ------------------------------------					18 ----------------------------------
- --

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993 (CONTINUED)

 ----------------------------------------------------------------------------

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)



NET REALIZED AND
UNREALIZED GAIN/	NET INCREASE IN NET
INVESTMENT			NET INVESTMENT			(LOSS) ON	ASSETS
RESULTING FROM
INCOME				INCOME			INVESTMENTS
	OPERATIONS
- ----------------------------------------------------------------------------
PER					PER		PER	PER
QUARTER ENDED		TOTAL			SHARE		TOTAL		SHARE
	TOTAL		SHARE		TOTAL		SHARE
- ----------------------------------------------------------------------------
November 30,
  1992*			$1,569,794   $ .14   $1,322,744		$.12   $
136,467	$.01	$ 1,459,211	$.13
February 28,
  1993			2,224,608		.20	1,853,650		.17
	11,113,679	.99	12,967,329	1.16
May 31,
  1993			2,293,737		.20	1,954,811		.17
	(896,302)   (.08)	1,058,509	.09
August 31,
  1993			2,259,898		.20	1,762,090		.16
	4,727,465	.42	6,489,555	.58
- ----------------------------------------------------------------------------

* The Portfolio commenced operations on September 24, 1992.

- -----------------------------------------				19 ---------------
- ----------------------

ADDITIONAL INFORMATION
(UNAUDITED)

PORTFOLIO MANAGEMENT


Joseph P. Deane, Vice President and Investment Officer of the Portfolio, is primarily responsible for management of the Portfolio's assets. Mr. Deane has served the Portfolio in these capacities since its commencement of operations.


DIVIDEND REINVESTMENT PLAN


Under the Portfolio's Dividend Reinvestment (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by The Shareholder Services Group, Inc. ("TSSG"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney Shearson will automatically be reinvested by Smith Barney Shearson in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.


   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Portfolio's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, TSSG will buy shares of the Portfolio's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, beginning on the payment date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share

- ------------------------------------					20 ---------
- ---------------------------

ADDITIONAL INFORMATION
(UNAUDITED) (CONTINUED)

purchase price of the shares so purchased, including brokerage commissions. If TSSG commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, TSSG will attempt to terminate purchases in the open market and cause the Portfolio to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Portfolio issues the remaining shares.

   Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to TSSG's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the fiscal period ending August 31, 1993, no such brokerage commissions were incurred.

   A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.


A shareholder may terminate participation in the Plan at any time by notifying TSSG in writing. A termination will be effective immediately if notice is received by TSSG not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, but only with respect to any subsequent dividends or distributions. Upon termination according to a participant's instructions, TSSG will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and TSSG is authorized to sell a sufficient number of a participant's shares to cover such amounts.


The Plan is described in more detail on pages 27-28 of the Portfolio's current Prospectus dated September 17, 1992. Information concerning the Plan may be obtained from TSSG at 1-(800) 331-1710.


- -----------------------------------------				21 ---------------
- ----------------------

REPORT OF INDEPENDENT ACCOUNTANTS AUGUST 31, 1993


To the Shareholders and Board of Directors of Managed Municipals Portfolio II
Inc.:


We have audited the accompanying statement of assets and liabilities of Managed Municipals Portfolio II Inc., including the schedule of portfolio investments, as of August 31, 1993, the related statements of operations, the statement of changes in net assets and the financial highlights for the period from September 25, 1992 (commencement of operations) through August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of August 31, 1993, and confirmation by correspondence with brokers as to securities purchased but not received at that date or other auditing procedures where confirmation from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio II Inc. as of August 31, 1993, the results of operations, the changes in its net assets and the financial highlights for the period from September 25, 1992 (commencement of operations) through August 31, 1993, in conformity with generally accepted accounting principles.

Coopers & Lybrand


Boston, Massachusetts
October 20, 1993


- ------------------------------------					22 ---------
- ---------------------------

- ------------------------------------------------------------------------------
- --

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE MANAGED MUNICIPALS PORTFOLIO II INC.
  FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
PURCHASE OR SALE OF SHARES OF THE PORTFOLIO OR OF ANY SECURITIES MENTIONED IN THE REPORT.

- ------------------------------------------------------------------------------
- --
ANNUAL REPORT August 31, 1993

[LOGO]

- ------------------------------------------------------------------------------
- -The green cover has a golden picture of an eagle sitting on top of a shield with two warriors on either side.

MANAGED MUNICIPALS
PORTFOLIO II INC.

AUGUST 31, 1993


DEAR SHAREHOLDER:

	We are pleased to provide you with the Annual Report and portfolio of investments for Managed Municipals Portfolio II Inc. for the fiscal year ended August 31, 1993.

ECONOMIC AND POLITICAL OVERVIEW

	Our first year of operation has seen major economic and political changes. Politically, we have gone from the Bush Administration, through the electoral process, to the Clinton Presidency. It has led to a number of changes -- not the least of which is a large tax increase -- whose effects have yet to be felt, and an approaching health care legislation the ramifications of which are still unknown.

	The economy, in spite of all this uncertainty and change, has pushed into a moderate recovery; not great by historical standards but not bad. Our guess is that when most of the uncertainties have cleared up -- and if the health care package is not too onerous -- the economy will continue to do better.


INTEREST RATE AND TAX-EXEMPT MARKET REVIEW



Over the past year interest rates waived before the election, and then rallied to historic lows by the end of our fiscal year. The reasons for the rally were two-fold. Some felt that President Clinton's tax increase would weaken the economy, thereby dampening inflation, while others thought that a real deficit-reduction package would be passed which would cut the federal deficit by more than $500 billion. We think the economy will survive the tax increase quite nicely, but are more skeptical about the deficit number. If the economy begins to pick up momentum, then long rates in the United States have probably seen their lows for this cycle.


CONTINUED

- -----------------------------------------				1 ----------------
- ---------------------

	Within the context of interest rates, the municipal market continues to be for most investors the best after-tax alternative in the fixed income marketplace. The tax package makes municipals even more valuable than before as many investors will be hit with a significant rate increase. Currently, municipal yields are trading at 88% of long government bond yields which is the cheapest ratio of municipal-to-taxable bond yields in several years. This means that over the next year, regardless of market direction, municipals should outperform Treasuries on a comparative basis.



One of the main reasons tax-exempts have been so attractive is the record amount of new issues coming to market. Municipalities are doing what many homeowners are doing with high interest rate mortgages: they are issuing new, lower-rate debt to pay off the older, more expensive coupons. This process can continue as long as markets trade to lower rates. But if rates ever move back up, then all the new issue refunding deals will rapidly evaporate. When that occurs we'll see tax-exempts become much more defensive than taxable paper because the lower level of supply will not keep pace with the higher level of demand.


INVESTMENT STRATEGY

	Our investment goals are to provide you with a competitive level of tax-free income consistent with a prudent and conservative approach to credit quality, and preservation of capital based on a total-return philosophy of managing assets. Both goals -- income and capital preservation -- require very different disciplines, but they are compatible. The Portfolio's income stream is derived from coupon interest and nothing else; we attempt to get a solid level of income from a portfolio of primarily investment grade paper in order to minimize our exposure to credit risk. In our first year, this has led us to maintain our holdings of AA and AAA paper between 40% and 50% of the entire portfolio. Since the economy was fairly weak, we felt this put our exposure to soft economic conditions at a minimum.


The other goal of the Portfolio is preservation of capital or, as we consider it, managing interest rate risk. We do this by positioning the maturities of the Portfolio based on our outlook for interest rates. In broad terms, this means the average life of the fund is longer if we are constructive or optimistic, and shorter if we are more cautious. By moving in on the yield curve, our shorter average maturity (currently 21 years) should limit the volatility of our net asset value, which is a more prudent and conservative strategy than some of our competitors. By

	CONTINUED

- ------------------------------------					2 ----------
- --------------------------
combining the two strategies for tax-free income and preservation of capital, we can provide a solid, tax-free income stream within a prudent, conservative, interest rate framework.

OUTLOOK


The outlook for tax-free investment is extremely bright, especially within today's new tax structure. However, with the historic post-election rally in interest rates, we may very well have seen the bulk of the drop in long-term U.S. interest rates. We will continue to maintain a very high-grade portfolio and when opportunity presents itself we may very well invest a greater portion of the Portfolio in intermediate maturity bonds. This should allow us to continue to provide a consistent level of income, but with less fluctuations in net asset value. We believe this position will best serve the interests of our shareholders.


	We appreciate your support and interest during the Portfolio's first year of operations. We want to assure you that we remain committed and sensitive to your investment needs and financial goals, which we see as our primary responsibility. If you have any questions or comments concerning your investment in the Portfolio, please do not hesitate to contact either us or The Shareholder Services Group, Inc. at (800) 331-1710.

Sincerely,

Heath B. McLendon					Joseph P. Deane
CHAIRMAN OF THE BOARD				VICE PRESIDENT AND
INVESTMENT OFFICER


October 15, 1993


- -----------------------------------------				3 ----------------
- ---------------------

UNAUDITED FINANCIAL DATA
PER SHARE OF COMMON STOCK

		NYSE		NET ASSET   DIVIDEND
CLOSING PRICE		VALUE	PAID
- -------------   ---------   --------
September 30, 1992*................			--				$12.00
		--
October 31, 1992...................				$11.375		11.64
	--
November 30, 1992..................				11.625		12.09
	--
December 31, 1992..................				11.375		12.25
	$0.060
January 31, 1993...................				11.625		12.40
	0.060
February 28, 1993..................				12.375		13.06
	0.060
March 31, 1993.....................				12.125		12.81
	0.061
April 30, 1993.....................				12.375		12.93
	0.061
May 31, 1993.......................				12.125		12.97
	0.061
June 30, 1993......................				12.375		13.16
	0.061
July 31, 1993......................				12.375		13.08
	0.061
August 31, 1993....................				12.625		13.37
	0.061

			DIVIDEND DATA** FOR THE PERIOD ENDED AUGUST 31, 1993*

EQUIVALENT TAXABLE DISTRIBUTION RATE
											------------
- -----------------PER SHARE				ANNUALIZED
	ASSUMING			ASSUMING
DIVIDEND			DISTRIBUTION		31% FEDERAL	36% FEDERAL
DISTRIBUTION				RATE			TAX BRACKET	TAX BRACKET
- ------------		------------		-----------	-----------
			$0.5460				5.45%				7.90%
	8.52%

- ------------
* The Portfolio commenced operations on September 24, 1992.
** Based on August 31, 1993 net asset value of $13.37 per share.


Each registered shareholder is considered a participant in the Portfolio's Dividend Reinvestment Plan, unless the shareholder elects to receive all dividends and distributions in cash, or unless the shareholder's shares are registered in the name of a broker, bank or nominee (other than Smith Barney Shearson Inc.) which does not provide the service. Questions and correspondence concerning the Dividend Reinvestment Plan should be directed to The Shareholder Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

- ------------------------------------					4 ----------
- --------------------------

PORTFOLIO OF INVESTMENTS
AUGUST 31, 1993

KEY TO INSURANCE ABBREVIATIONS

AMBAC		--		American Municipal Bond Assurance Corporation
FGIC		--		Federal Guaranty Insurance Corporation
MBIA		--		Municipal Bond Investors Assurance

  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- ---------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.5%
ALASKA -- 5.6%
Alaska Industrial Development & Exploration, Series A:
$ 3,000,000   6.375% due 4/1/08					A
	A-	$  3,161,250 3,145,000   6.500% due 4/1/14
	A			A-		3,290,456 2,000,000   Valdez, Alaska,
Marine Term A,
(B.P. Pipelines),
5.800% due 8/1/25					A1			AA-	2,032,500
ARIZONA -- 1.3%
1,875,000   Arizona State, Power Authority
Resource Recovery, Hoover
Uprating, (MBIA Insured),
5.400% due 10/1/08					Aaa		AAA	1,919,531
CALIFORNIA -- 6.3%
2,230,000   Orange County, California,
Water District Authority,
Certificates of Participation,
5.500% due 8/15/10					Aa			AA
	2,238,363
3,555,000   Pleasanton, California, Joint
Powers Filing, Series A,
5.600% due 9/2/00					Baa1		NR	3,599,438
10,000,000   San Joaquin Hills, California,
Transportation Corridor Agency,
Toll Road Revenue, Senior Lien,
Zero Coupon due 1/1/20				NR			NR	1,587,500
1,850,000   Torrance, California, (Little
Company of Mary Hospital),
6.875% due 7/1/15					NR			A	2,048,875

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				5
- ------------------------------------

PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
COLORADO -- 10.3%
$ 4,000,000   Colorado Springs, Colorado,
Airport Revenue, Series A,
7.000% due 1/1/22					NR			BBB	$  4,320,000
30,000,000   Dawson Ridge, Colorado,
Metropolitan District #1,
Zero Coupon due 10/1/22				Aaa		NR	4,800,000
6,250,000   Denver, Colorado, Airport
Revenue, Series C,
6.125% due 11/15/25					Baa1		BBB	6,289,063
CONNECTICUT -- 4.3%
6,000,000   Connecticut State, Resource
Recovery Project, City & County
Airport Revenue, (American Fuel
Company Project), Series A,
6.450% due 11/15/22					A2			A+
	6,450,000
FLORIDA -- 10.2%
4,000,000   Florida State Turnpike Authority
Revenue, Series A, (FGIC
Insured),
5.500% due 7/1/10					Aaa		AAA	4,070,000
2,055,000   Hillsborough County, Florida,
Aviation Revenue,
(Tampa International Airport),
(FGIC Insured),
5.375% due 10/1/08					Aaa		AAA	2,072,981
2,470,000   Hillsborough County, Florida,
Utilities Refunding Revenue,
(MBIA Insured),
5.400% due 8/1/11					Aaa		AAA	2,485,438
6,000,000   Tampa, Florida, Revenue Bonds,
(Aquarium Project),
7.750% due 5/1/27					NR			NR	6,697,500
HAWAII -- 1.4%
2,000,000   Honolulu, Hawaii, City &
County Refunding, Series B,
5.500% due 10/1/11					Aa			AA
	2,082,500

SEE NOTES TO
FINANCIAL STATEMENTS.

- ----------------------------------------				6
- ------------------------------------

PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
IOWA -- 1.1%
$ 1,500,000   Dawson City, Iowa, Industrial
Development Revenue,
(Cargill Inc. Project),
6.500% due 7/15/12					NR			AA-	$
1,633,125
MAINE -- 3.3%
5,000,000   Maine Municipal Bond Bank,
Refunding Revenue, Series A,
5.500% due 11/1/09					Aa			A+
	5,043,750
MASSACHUSETTS -- 1.4%
2,000,000   Commonwealth of Massachusetts,
Conservation Loan, Series D,
5.750% due 5/1/12					A			A	2,047,500
MICHIGAN -- 6.4%
5,600,000   Midland County, Michigan,
Economic Development
Corporation, Pollution
Control Revenue,
LTD Obligation, Series B,
9.500% due 7/23/09					NR			NR
	6,475,000
3,000,000   University of Michigan, Hospital
Revenue, Series A,
5.750% due 12/1/12					Aa			AA
	3,071,250
MONTANA -- 1.3%
2,000,000   Montana State Board
Investment Resources,
(Recovery Yellowstone Energy),
7.000% due 12/31/19					NR			NR
	2,020,000
NEVADA -- 3.4%
4,650,000   Clark County, Nevada, Industrial
Development Revenue,
(Southwest Gas Corporation),
7.500% due 9/1/32					Ba2	BBB-	5,138,250
NEW JERSEY -- 4.1%
4,000,000   New Jersey, Economic Development
Authority, Electric Energy
Facility Revenue, (Vineland
Cogeneration Project),
7.875% due 6/1/19					NR			NR	4,475,000

SEE NOTES TO
FINANCIAL STATEMENTS.

- ----------------------------------------				7
- ------------------------------------

PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
NEW JERSEY (CONTINUED)
$ 1,500,000   Union County, New Jersey,
Utilities Authority, Solid Waste
Revenue, Series A,
7.200% due 6/15/14					NR			A-	$
1,655,625
NEW YORK -- 4.6%
New York State Dormitory Authority Revenue:
1,880,000   (City University),
5.750% due 7/1/06					Baa1		BBB	1,929,350
5,000,000   (State University Educational
Facilities), Series A,
5.500% due 5/15/06					Baa1	BBB+	5,037,500
NORTH CAROLINA -- 2.4%
2,000,000   Charlotte, North Carolina,
Certificates of Participation,
(Convention Facilities Project),
Series C, (AMBAC Insured),
5.250% due 12/1/13					Aaa		AAA	1,972,500
1,500,000   Coastal Regional Solid Waste
Management Disposal Authority,
North Carolina, Solid Waste
Revenue,
6.500% due 6/1/08					A			BBB	1,610,625
OHIO -- 3.3%
1,000,000   Franklin County, Ohio, Tax &
Leasing Revenue, Convention
Facilities, (MBIA Insured),
5.850% due 12/1/19					Aaa		AAA	1,042,500
3,800,000   Montgomery County, Ohio, General
Obligation,
5.300% due 9/1/07					Aa			AA	3,880,750
OKLAHOMA -- 2.8%
4,000,000   Grand River Dam Authority,
Oklahoma, Refunding Revenue,
5.500% due 6/1/10					A			A-	4,125,000
PENNSYLVANIA -- 4.0%
6,000,000   Pennsylvania State, Certificates
of Participation,
5.250% due 7/1/11					Aaa		AAA	5,932,500

SEE NOTES TO
FINANCIAL STATEMENTS.

- ----------------------------------------				8
- ------------------------------------

PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
RHODE ISLAND -- 6.9%
$ 2,000,000   Rhode Island Depositors,
Economic Special Obligation,
Refunding, Series B, (MBIA
Insured),
5.250% due 8/1/21					Aaa		AAA	$  1,965,000
3,000,000   Rhode Island Housing &
Mortgage Finance Agency,
Home Ownership Revenue,
6.750% due 10/1/25					Aa			AA+
	3,195,000
5,250,000   Rhode Island State, Public
Buildings Authority,
(AMBAC Insured),
5.250% due 2/1/09					Aaa		AAA	5,217,188
SOUTH CAROLINA -- 4.3%
Myrtle Beach, South Carolina, (Myrtle Beach Convention
Center):
Certificates of Participation:
2,120,000   6.875% due 7/1/07					Baa1	BBB+	2,292,250
4,000,000   6.875% due 7/1/17					Baa1	BBB+	4,220,000
TEXAS -- 5.6%
5,000,000   Sam Rayburn, Texas, Municipal
Power Authority, Series A,
6.750% due 10/1/14					Baa1		BBB	5,356,250
3,000,000   Texas State, General Obligation,
Refunding, Series B,
5.500% due 10/1/10					Aa			Aa
	3,045,000
VIRGINIA -- 1.2%
500,000   University of Virginia, Series
B,
5.250% due 6/1/07					Aa			AA+	505,000
1,265,000   Virginia State, Resource
Authority, Solid Waste Disposal,
Series B,
5.500% due 5/1/06					NR			AA	1,296,623
- ----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS AND NOTES
(COST $134,748,052)							143,327,931
- ----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				9
- ------------------------------------

PORTFOLIO OF INVESTMENTS
						AUGUST 31, 1993 (CONTINUED)
  Rating	Market
(unaudited)	Value
Face Value								Moody's		S&P
	(Note 1)
- --------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 3.5%
MICHIGAN -- 2.0%
$ 2,900,000   Detroit, Michigan, Tax
Increment Authority,
2.250% due 10/1/10++				NR			A-1	$  2,900,000
NEW YORK -- 1.1%
1,700,000   New York City, New York,
Adjustable Rate General
Obligation Bonds, Sub-Series
A-4,
2.450% due 8/1/21+					Vm1		A-1	1,700,000
WYOMING -- 0.4%
600,000   Sublette County, Wyoming,
Pollution Control Revenue,
2.500% due 7/1/17+					P-1	A-1+	600,000
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM TAX-EXEMPT INVESTMENTS
(COST $5,200,000)							5,200,000
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $139,948,052*)					99.0%	148,527,931 OTHER ASSETS
AND
LIABILITIES (NET)						1.0		1,478,571
- ---------------------------------------------------------------------------NET
ASSETS							100.0%   $150,006,502
- ----------------------------------------------------------------------------

* Aggregate cost for Federal tax purposes.
+ Variable rate municipal bonds and notes are payable upon not more than one business day's notice.
++ Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				10
- ------------------------------------

PORTFOLIO OF INVESTMENTS
AUGUST 31, 1993 (CONTINUED)

SUMMARY OF MUNICIPAL BONDS BY COMBINED RATINGS

(UNAUDITED)

STANDARD
&		PERCENT
		MOODY'S			POOR'S			OF VALUE
Aaa   or		AAA			21.2%
Aa				AA			18.9
A				A			19.9
Baa			BBB			25.7
NR				NR			14.3
- ----------
100.0%
- -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				11
- ------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1993



- --------------------------------------------------------------------
ASSETS:
Investments, at value (Cost $139,948,052) (Note 1)
See accompanying schedule									$148,527,931
Cash															28,189
Interest receivable											2,162,649
- ---------------------------------------------------------------------------TOTAL ASSETS
										150,718,769
- ---------------------------------------------------------------------------LIABILITIES:
Dividends payable										$394,981
Investment advisory fee payable (Note 2)						88,382
Administration fee payable (Note 2)							25,252
Transfer agent fees payable (Note 2)							12,217
Custodian fees payable (Note 2)								7,000
Accrued expenses and other payables							184,435
- ---------------------------------------------------------------------------TOTAL LIABILITIES
											712,267
- ---------------------------------------------------------------------------NET ASSETS
									$150,006,502
- ---------------------------------------------------------------------------NET ASSETS consist of:
Undistributed net investment income							$		768,994
Accumulated net realized gain on investments sold					6,501,430
Unrealized appreciation of investments								8,579,879
Par value														11,217
Paid-in capital in excess of par value								134,144,982
- ---------------------------------------------------------------------------TOTAL NET ASSETS
									$150,006,502
- ---------------------------------------------------------------------------NET ASSET VALUE per share
($150,006,502  DIVIDED BY 11,216,668 shares of
common stock outstanding)								$13.37
- ----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				12
- ------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 1993*

- -------------------------------------------------------------------INVESTMENT INCOME:
Interest															$
8,348,037
- ---------------------------------------------------------------------------EXPENSES:
Investment advisory fee (Note 2)					$925,705
Administration fee (Note 2)							264,487
Legal and audit fees									89,555
Directors' fees and expenses (Note 2)						41,649
Custodian fees (Note 2)									35,290
Transfer agent fees (Note 2)								28,966
Other												69,090
- ---------------------------------------------------------------------------TOTAL EXPENSES
											1,454,742
- ----------------------------------------------------------------------------

NET INVESTMENT INCOME									6,893,295
- ---------------------------------------------------------------------------REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS (Notes 1 and 3):
Net realized gain on investments sold during
the period											6,501,430
Net unrealized appreciation of investments
during the period									8,579,879
- ---------------------------------------------------------------------------NET REALIZED AND UNREALIZED
GAIN ON
  INVESTMENTS											15,081,309
- ---------------------------------------------------------------------------NET INCREASE IN NET ASSETS
RESULTING FROM
  OPERATIONS											$21,974,604
- ---------------------------------------------------------------------------
* The Portfolio commenced operations on September 24, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				13
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED AUGUST 31, 1993*

PERIOD ENDED 8/31/93*
   													    ---------------------
- ------------------------------------------------------Net investment income
				$  6,893,295
Net realized gain on investments sold during the period				6,501,430
Net unrealized appreciation of investments during the period			8,579,879
- ---------------------------------------------------------------------------Net increase in net assets
resulting from operations				21,974,604
Distributions to shareholders from net investment income			(6,124,301)
Net increase in net assets from Portfolio share transactions
  (Note 4)											134,500,008
Offering costs charged to paid-in capital (Note 4)				(443,817)
- ---------------------------------------------------------------------------Net increase in net assets
							149,906,494
NET ASSETS:
Beginning of period											100,008
- ---------------------------------------------------------------------------End of period (including undistributed net investment income
  of $768,994)										$150,006,502
- ---------------------------------------------------------------------------
* The Portfolio commenced operations on September 24, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				14
- ------------------------------------

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

PERIOD ENDED 8/31/93*
   													    ---------------------
- ------------------------------------------------------Operating performance:
Net asset value, beginning of period						$12.00
- ---------------------------------------------------------------------------Net investment income
								0.62
Net realized and unrealized gain on investments				1.34
- ---------------------------------------------------------------------------Net increase in net assets
resulting from operations			1.96
- ---------------------------------------------------------------------------Offering costs charged to
paid-in capital					(0.04)
Dividends from net investment income						(0.55)
- ---------------------------------------------------------------------------Net asset value, end of
period							$13.37
- ---------------------------------------------------------------------------Market value, end of period
								$12.625
- ---------------------------------------------------------------------------Total investment return**
							12.14%
- ---------------------------------------------------------------------------Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)						$149,970
Ratio of operating expenses to average net assets			1.10%+
Ratio of net investment income to average net assets		5.21%+
Portfolio turnover rate									163%
- ---------------------------------------------------------------------------
* The Portfolio commenced operations on September 24, 1992.
** Total return represents aggregate return based on market value for the period.
+ Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

- ----------------------------------------				15
- ------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993

1. SIGNIFICANT ACCOUNTING POLICIES.
Managed Municipals Portfolio II Inc. (the "Portfolio") was organized as a corporation under the laws of the State of Maryland on July 23, 1992 and is registered with the
Securities and Exchange Commission as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles.

   PORTFOLIO VALUATION: Investments are valued by The Boston Company Advisors, Inc. ("Boston Advisors") after consultation with an independent pricing service
(the "Service") approved by the Portfolio's
Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices.
Investments for which, in the judgment of the Service, no readily obtainable market quotations are available, are carried at fair value as determined by the Service, based on methods that include consideration of: yields or prices of Municipal
Obligations of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions.
The Service may use electronic data processing techniques and/or a matrix system to determine valuations.
Short-term investments that mature in fewer than 60 days are valued at amortized cost.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
It is the policy of the Portfolio to make monthly distributions of substantially all its net investment income to shareholders. Net realized capital gains, if any, will be distributed to shareholders at least once a year. In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Portfolio may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to make any other distributions as are necessary to avoid the application of this tax.
To the extent that net realized capital gains can be offset by capital losses and loss

- ------------------------------------					16 ----------------------------------
- --

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993 (CONTINUED)


carryforwards, it is the policy of the Portfolio not to distribute such gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio as a whole.


   FEDERAL INCOME TAXES: It is the policy of the Portfolio to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER
RELATED PARTY TRANSACTIONS.

Prior to July 31, 1993, the Portfolio had entered into an investment advisory agreement (the "Advisory Agreement") with Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers") on behalf of Shearson Lehman Advisors, a member of the Asset
Management Group of Shearson Lehman Brothers.
Under the Advisory Agreement, the Portfolio pays a monthly fee at the annual rate of 0.70% of the value of its average daily net assets.



As of the close of business on July 30, 1993, Primerica Corporation ("Primerica") and Smith Barney, Harris Upham & Co.
Incorporated completed the acquisition of substantially all of the domestic retail brokerage and asset management businesses of Shearson Lehman
Brothers and Smith Barney, Harris Upham & Co.
Incorporated was renamed Smith Barney Shearson Inc.
("Smith Barney Shearson").



As of the close of business on July 30, 1993, Greenwich Street Advisors, a division of Mutual Management Corp., which is controlled by Smith Barney Shearson Holdings Inc.
("Holdings"), succeeded Shearson Lehman Advisors as the Portfolio's investment adviser. Holdings is a wholly owned subsidiary of Primerica.
The new investment advisory agreement with Greenwich Street
Advisors contains terms and conditions substantially similar to the investment advisory agreement with the predecessor investment adviser and provides for payment of fees at the same rate as was paid to such predecessor investment adviser.


The Portfolio has entered into an administration agreement (the
"Administration Agreement") with Boston Advisors, an indirect wholly owned


- -----------------------------------------				17
- -------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993 (CONTINUED)


subsidiary of Mellon Bank Corporation ("Mellon").
Under the Administration Agreement, the Fund pays a monthly fee at the annual rate of 0.20% of the value of its average daily net assets. Prior to the close of business on May 21, 1993, Boston Advisors served as sub-investment adviser and administrator to the Fund and received fees equal to the current rate for its services.


   No officer, director, or employee of Smith Barney Shearson, Boston Advisors or of any parent or subsidiary of those corporations receives any compensation from the Portfolio for serving as a Director or officer of the Portfolio. The Portfolio pays each Director, who is not an officer, director or employee of Smith Barney Shearson,
Boston Advisors or any of their affiliates, $5,000 per annum plus $500 per meeting attended and reimburses each such Director for travel and out-of-pocket expenses.


Boston Safe Deposit and Trust Company, an indirect wholly owned subsidiary of Mellon, serves as the Portfolio's custodian.
The Shareholder Services Group, Inc., a subsidiary of
First Data Corporation, serves as the Portfolio's transfer agent.


3. SECURITIES TRANSACTIONS.
For the period ended August 31, 1993, cost of purchases and proceeds from sales of investment securities (excluding short-term investments)
 aggregated $342,354,531 and
$214,362,611, respectively.

   At August 31, 1993, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost amounted to $8,579,879.

4. PORTFOLIO SHARES.
At August 31, 1993, 500 million shares of common stock, with a par value of $.001 per share were authorized.

   Common stock transactions were as follows:

PERIOD ENDED 8/31/93*
- -------------------------------------------------------------------
												SHARES			AMOUNT
- ---------------------------------INITIAL PUBLIC OFFERING - 9/25/92)
		10,500,000		$126,000,000
SUBSEQUENT OFFERING - (10/7/92)							708,334
	8,500,008
- ---------------------------------------TOTAL INCREASE
			11,208,334		$134,500,008+
- -------------------------------------------------------------------
* The Portfolio commenced operations on September 25, 1992.
+ Before offering costs charged to paid-in capital of $443,817.

- ------------------------------------					18 ----------------------------------
- --

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1993 (CONTINUED)

 ----------------------------------------------------------------------------

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)



NET REALIZED AND
UNREALIZED GAIN/	NET INCREASE IN NET
INVESTMENT			NET INVESTMENT			(LOSS) ON	ASSETS RESULTING FROM
INCOME				INCOME			INVESTMENTS		OPERATIONS
- ----------------------------------------------------------------------------
PER					PER		PER	PER
QUARTER ENDED		TOTAL			SHARE		TOTAL		SHARE			TOTAL		SHARE		TOTAL
	SHARE
- ----------------------------------------------------------------------------
November 30,
  1992*			$1,569,794   $ .14   $1,322,744		$.12   $   136,467	$.01
	$ 1,459,211	$.13
February 28,
  1993			2,224,608		.20	1,853,650		.17	11,113,679	.99	12,967,329	1.16
May 31,
  1993			2,293,737		.20	1,954,811		.17		(896,302)   (.08)	1,058,509	.09
August 31,
  1993			2,259,898		.20	1,762,090		.16		4,727,465	.42	6,489,555	.58
- ----------------------------------------------------------------------------

* The Portfolio commenced operations on September 24, 1992.

- -------------------				19 -------------------------------------

ADDITIONAL INFORMATION
(UNAUDITED)

PORTFOLIO MANAGEMENT


Joseph P. Deane, Vice President and Investment Officer of the Portfolio, is primarily responsible for management of the Portfolio's assets.
 Mr. Deane has served the Portfolio in these capacities since its commencement of operations.

DIVIDEND REINVESTMENT PLAN


Under the Portfolio's Dividend Reinvestment (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by The Shareholder
Services Group, Inc. ("TSSG"), as agent under the Plan,
 unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional
 Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney Shearson will automatically be reinvested by Smith Barney Shearson in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds
 Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.


   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of
 the Portfolio's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) net asset value per share or (ii) 95% of the then current market price.
 If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock,
 TSSG will buy shares of the Portfolio's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, beginning on the payment date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants'
 accounts will be based on the average per share

- -------------------					20 ------------------------------------

ADDITIONAL INFORMATION
(UNAUDITED) (CONTINUED)

purchase price of the shares so purchased, including brokerage commissions. If TSSG commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, TSSG will attempt to terminate purchases in the open market and cause the Portfolio to issue the remaining dividend or distribution in shares at net asset value per share.
 In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Portfolio issues the remaining shares.

   Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of
 brokerage commissions incurred with respect to TSSG's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the fiscal period ending August 31, 1993, no such brokerage commissions were incurred.

   A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the
 cash that the participant could have received instead of shares of Common Stock.


A shareholder may terminate participation in the Plan at any time by notifying TSSG in writing. A termination will be effective immediately if notice is received by TSSG not less than 10 days before any dividend or distribution record date.
 Otherwise, the termination will be effective, but only with respect to any subsequent dividends or distributions.
 Upon termination according to a participant's instructions, TSSG will either (a) issue certificates for the whole shares credited to a
 Plan account and a check representing any fractional shares or (b) sell the shares in the market.
 There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and TSSG is authorized to sell a sufficient number of a participant's shares to cover such amounts.


The Plan is described in more detail on pages 27-28 of the Portfolio's current Prospectus dated September 17, 1992.
 Information concerning the Plan may be obtained from TSSG at 1-(800) 331-
1710.


- ---------------				21 -------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS AUGUST 31, 1993


To the Shareholders and Board of Directors of Managed Municipals Portfolio II Inc.:


We have audited the accompanying statement of assets and liabilities of Managed Municipals Portfolio II Inc., including the schedule of portfolio investments, as of August 31, 1993, the related statements of operations, the statement of changes
 in net assets and the financial highlights for the period from September 25, 1992 (commencement of operations)
 through August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance
 about whether the financial statements and financial highlights are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
 Our procedures included confirmation of investments and cash held by the custodian as of August 31, 1993, and confirmation by correspondence with brokers as to securities purchased but not received at that date or other auditing procedures where confirmation from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and
 financial highlights referred to
above present fairly, in all material respects,
 the financial position of Managed Municipals Portfolio II Inc. as of August 31, 1993, the results of operations, the changes in its net assets and the
 financial highlights for the period
from September 25, 1992 (commencement of operations)
 through August 31, 1993, in conformity with generally accepted accounting principles.

Coopers & Lybrand


Boston, Massachusetts
October 20, 1993


- ----------					22 ------------------------------------

- -------------------------------------------------

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE
 MANAGED MUNICIPALS PORTFOLIO II INC.
  FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS,
 CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
PURCHASE OR SALE OF SHARES OF THE PORTFOLIO OR
 OF ANY SECURITIES MENTIONED IN THE REPORT.

- ----------------------------------